Exhibit 10.10

first incremental FACILITY AMENDMENT, dated as of September 23, 2020 (this “Amendment”), to the Credit Agreement (as defined below) among PaySimple Intermediate, Inc., a Delaware corporation (“Holdings”), PaySimple, Inc., a Delaware corporation (“Borrower”), the Additional Delayed Draw Term Lenders (as defined below) party hereto and KKR Loan Administration Services LLC, as administrative agent (in such capacity, the “Administrative Agent”).

RECITALS

A.           Holdings, the Borrower, the Lenders party thereto from time to time, the Administrative Agent and the Collateral Agent are party to that certain Credit Agreement, dated as of August 23, 2019 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);

B.           Pursuant to Section 2.20 of the Credit Agreement, the Borrower may establish Incremental Term Loans (including additional delayed draw term loans) by, among other things, entering into one or more Incremental Facility Amendments pursuant to the terms and conditions of the Credit Agreement with each Additional Lender agreeing to provide such Incremental Term Loans (each such Additional Lender agreeing to provide Additional Delayed Draw Term Loans (as defined below) and any assignees thereof are referred to herein as an “Additional Delayed Draw Term Lender”);

C.           The Borrower has requested additional delayed draw term loan commitments in an aggregate principal amount of $250,000,000 (the “Additional Delayed Draw Term Commitments” and the delayed draw term loans funded thereunder, the “Additional Delayed Draw Term Loans”), which will constitute a separate class of Term Loans from the Initial Term Loans (including the Delayed Draw Term Loans) for all purposes under the Credit Agreement, and the proceeds of the Additional Delayed Draw Term Loans will be used to finance Permitted Acquisitions and other Investments by the Borrower and/or any Restricted Subsidiary;

D.           The Additional Delayed Draw Term Lenders party hereto have agreed to make the Additional Delayed Draw Term Loans on the terms and subject to the conditions set forth herein; and

E.            KKR Capital Markets LLC, Ares Capital Management LLC and Jefferies Finance LLC are acting as the joint lead arrangers and bookrunners for this Amendment (collectively, the “First Amendment Arrangers”).

AGREEMENTS

In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Holdings, the Borrower, the Additional Delayed Draw Term Lenders party hereto and the Administrative Agent hereby agree as follows:

ARTICLE I.

Amendments

SECTION 1.01.          Defined Terms. Capitalized terms used herein (including in the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement (as defined below). The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Amendment.

SECTION 1.02.          Additional Delayed Draw Term Commitments.

(a)           Subject to the terms and conditions set forth herein, on the First Amendment Effective Date, each Additional Delayed Draw Term Lender party hereto agrees (i) that it shall be considered a Lender, an Additional Delayed Draw Term Lender and a Term Lender for all purposes under the Loan Documents and agrees to be bound by the terms thereof and (ii) to provide Additional Delayed Draw Term Commitments to the Borrower on the First Amendment Effective Date in an aggregate principal amount not to exceed the amount set forth opposite the Additional Delayed Draw Term Lender’s name on Schedule 1 hereto.

(b)           The aggregate amount of the Additional Delayed Draw Term Commitments made under this Amendment shall be $250,000,000. The Borrower shall use the proceeds of the Additional Delayed Draw Term Loans as set forth in the recitals to this Amendment.

(c)           Each Additional Delayed Draw Term Lender party hereto, by delivering its signature page to this Amendment and providing the Additional Delayed Draw Term Commitments to the Borrower on the First Amendment Effective Date, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent and the Additional Delayed Draw Term Lenders on the First Amendment Effective Date.

(d)           Pursuant to Section 2.20 of the Credit Agreement and subject to the terms and conditions set forth herein, effective as of the First Amendment Effective Date, for all purposes of the Loan Documents, (i) the Additional Delayed Draw Term Loans shall constitute “Incremental Term Loans” and “Term Loans” and (ii) each Additional Delayed Draw Term Lender shall constitute an “Additional Lender”, a “Term Lender” and a “Lender” and shall have all the rights and obligations of a Lender holding an Additional Delayed Draw Term Commitment as set forth in the Amended Credit Agreement, and other related terms will have correlative meanings mutatis mutandis. The Additional Delayed Draw Term Commitments and Additional Delayed Draw Term Loans shall (i) constitute Loan Document Obligations under the Credit Agreement and the other Loan Documents, (ii) constitute senior obligations of the Borrower and the Guarantors and be secured on a pari passu basis by the Liens on the Collateral granted to the Collateral Agent for the benefit of the Secured Parties under the Security Documents securing the Initial Term Loans, (iii) be guaranteed in the same manner and to the same extent by the Loan Parties that guarantee the Initial Term Loans and (iv) have rights, remedies, privileges and protections identical to those applicable to the Initial Term Loans under the Credit Agreement and each of the other Loan Documents. The Additional Delayed Draw Term Loans shall share ratably in any voluntary or mandatory prepayments of the Initial Term Loans made by the Borrower. Other than to the extent otherwise expressly set forth herein and in the Amended Credit Agreement, on and after the First Amendment Effective Date, for all purposes under the Credit Agreement and the other Loan Documents, the Additional Delayed Draw Term Commitments and the Additional Delayed Draw Term Loans shall have the same terms as the Initial Term Loans.

SECTION 1.03.          Amendment of Credit Agreement. (a) The Credit Agreement is hereby amended, effective as of the First Amendment Effective Date, to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto (the Credit Agreement as amended hereby, the “Amended Credit Agreement”).

(b)           Schedule 2.01(d) of the Credit Agreement (attached as Schedule 1 hereto) is hereby added to the Credit Agreement, effective as of the First Amendment Effective Date.

SECTION 1.04.          Amendment Effectiveness. Sections 1.02 and 1.03 of this Amendment shall become effective as of the first date (the “First Amendment Effective Date”) on which the following conditions have been satisfied or waived:

(a)          The Administrative Agent (or its counsel) shall have received from (i) the Borrower, (ii) Holdings, (iii) the Additional Delayed Draw Term Lenders party hereto and (iv) the Administrative Agent, either (x) counterparts of this Amendment signed on behalf of such parties or (y) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmissions of signed signature pages) that such parties have signed counterparts of this Amendment.

(b)           The obligation of the Additional Delayed Draw Term Lenders party hereto to provide Additional Delayed Draw Term Commitments to the Borrower on the First Amendment Effective Date is subject to the satisfaction of the following conditions:

(i)            Immediately before and after giving effect to the Additional Delayed Draw Term Commitments, the representation and warranties set forth under Section 2.01 of this Amendment shall be true and correct on and as of the First Amendment Effective Date.

(ii)           The requirements under Section 2.20 of the Credit Agreement with respect to the effectiveness of the Additional Delayed Draw Term Commitments shall have been complied with as of the First Amendment Effective Date.

(iii)          The Administrative Agent and the Additional Delayed Draw Term Lenders party hereto shall have received a certificate of a Responsible Officer of the Borrower dated the First Amendment Effective Date, certifying compliance with clause (i) above.

(iv)          The Administrative Agent shall have received the written opinion (addressed to the Administrative Agent and the Lenders party hereto and dated the First Amendment Effective Date) of Simpson Thacher & Bartlett LLP, counsel for the Loan Parties. The Borrower hereby requests such counsel to deliver such opinion.

(v)           The Administrative Agent shall have received a copy of (i) each Organizational Document of each Loan Party certified, to the extent applicable, as of a recent date by the applicable Governmental Authority (or a representation that such Organizational Documents have not been amended since the Effective Date), (ii) signature and incumbency certificates of the Responsible Officers of each Loan Party executing the Loan Documents to which it is a party (or a representation that such Responsible Officers are the same as those whose signature and incumbency certificates were delivered to the Administrative Agent on the Effective Date), (iii) resolutions of the Board of Directors and/or similar governing bodies of each Loan Party approving and authorizing the execution, delivery and performance of this Amendment, certified as of the First Amendment Effective Date by its secretary, an assistant secretary or a Responsible Officer as being in full force and effect without modification or amendment, and (iv) a good standing certificate (to the extent such concept exists) from the applicable Governmental Authority of each Loan Party’s jurisdiction of incorporation, organization or formation.

(vi)         [Reserved].

(vii)        The Specified Additional Delayed Draw Term Lender shall have received written notice of closing two Business Days prior to the First Amendment Effective Date.

(viii)       Each Loan Party shall have entered into the First Incremental Facility Amendment Reaffirmation Agreement.

(ix)          The Administrative Agent and the First Amendment Arrangers shall have received all documentation, including a certificate regarding beneficial ownership required by 31 C.F.R. §1010.230 (the “Beneficial Ownership Regulation”), at least three Business Days prior to the First Amendment Effective Date and other information about the Loan Parties that shall have been reasonably requested in writing at least 10 Business Days prior to the First Amendment Effective Date and that the Administrative Agent or the First Amendment Arrangers have reasonably determined is required by United States regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, Title III of the USA Patriot Act and the Beneficial Ownership Regulation.

(x)           The Administrative Agent shall have received a Solvency Certificate executed by a Financial Officer of the Borrower in the form of Exhibit F to the Credit Agreement, dated as of the First Amendment Effective Date, certifying as to the solvency of Holdings and its subsidiaries on a consolidated basis after giving effect to the transactions to be consummated on the First Amendment Effective Date.

(c)           The Administrative Agent and the First Amendment Arrangers shall have received, in immediately available funds, payment or reimbursement of all reasonable and documented costs, fees, out-of-pocket expenses, compensation and other amounts then due and payable in connection with this Amendment, including, to the extent invoiced at least two Business Days prior to the First Amendment Effective Date, the reasonable fees, charges and disbursements of counsel for the Administrative Agent and the First Amendment Arrangers.

(d)           The Borrower shall have paid to the First Amendment Arrangers the fees in the amounts previously agreed in writing to be received on the First Amendment Effective Date.

The Administrative Agent shall notify the Borrower, the Additional Delayed Draw Term Lenders and the other Lenders of the First Amendment Effective Date and such notice shall be conclusive and binding.  Notwithstanding the foregoing, the amendments set forth in Sections 1.02 and 1.03 effected hereby shall not become effective and the obligations of the Additional Delayed Draw Term Lenders hereunder to provide Additional Delayed Draw Term Commitments will automatically terminate if each of the conditions set forth or referred to in this Section 1.04 has not been satisfied or waived at or prior to 5:00 p.m., New York City time, on September 23, 2020.

ARTICLE II.

Miscellaneous

SECTION 2.01.          Representations and Warranties. (a) To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of the Lenders, including the Additional Delayed Draw Term Lenders, and the Administrative Agent that, as of the First Amendment Effective Date and after giving effect to the transactions and amendments to occur on the First Amendment Effective Date, this Amendment has been duly authorized, executed and delivered by each of Holdings and the Borrower and constitutes, and the Credit Agreement, as amended hereby on the First Amendment Effective Date, will constitute, its legal, valid and binding obligation, enforceable against each of the Loan Parties in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)           The representations and warranties of each Loan Party set forth in the Loan Documents are, after giving effect to this Amendment on such date, true and correct in all material respects on and as of the First Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date); provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the First Amendment Effective Date or on such earlier date, as the case may be.

(c)           After giving effect to this Amendment and the transactions contemplated hereby on the First Amendment Effect Date, no Event of Default has occurred and is continuing on the First Amendment Effective Date.

SECTION 2.02.          Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the First Amendment Effective Date. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.  This Amendment shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Loan Documents specifically referred to herein and in the Amended Credit Agreement.

(b)           On and after the First Amendment Effective Date, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Amended Credit Agreement.  This Amendment shall constitute an “Incremental Facility Amendment” entered into pursuant to Section 2.20 of the Credit Agreement and a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

(c)           This Amendment shall constitute notice to the Administrative Agent required under Section 2.20(a) of the Credit Agreement and each Lender party hereto hereby waives any prior notice requirement under the Credit Agreement, including Section 2.20(a).

SECTION 2.03.          Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York. The provisions of Sections 9.09 and 9.10 of the Amended Credit Agreement shall apply to this Amendment to the same extent as if fully set forth herein.

SECTION 2.04.          Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent and the First Amendment Arrangers for their reasonable out of pocket expenses in connection with this Amendment and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent and the First Amendment Arrangers.

SECTION 2.05.          Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” and words of like import in any Loan Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Requirements of Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 2.06.          Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their officers as of the date first above written.

PAYSIMPLE INTERMEDIATE, INC.

By:	/s/ Marc Thompson
	Name:	Marc Thompson
	Title:	Chief Financial Officer

PAYSIMPLE, INC.

By:	/s/ Marc Thompson
	Name:	Marc Thompson
	Title:	Chief Financial Officer

[Signature Page to EverCommerce First Amendment]

KKR LOAN ADMINISTRATION SERVICES LLC, as Administrative Agent

By:	/s/ John Knox
	Name:	John Knox
	Title:	Chief Financial Offier

[Signature Page to EverCommerce First Amendment]

ARES CAPITAL CORPORATION, as an Additional Delayed Draw Term Lender

By:	/s/ Scott Lem
Name:	Scott Lem
Title:	Authorized Signatory

ARES CENTRE STREET PARTNERSHIP, L.P., as an Additional Delayed Draw Term Lender
By: Ares Centre Street GP, Inc., as general partner

By:	/s/ Scott Lem
Name:	Scott Lem
Title:	Authorized Signatory

ARES JASPER FUND, L.P., as an Additional Delayed Draw Term Lender
By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
Name:	Scott Lem
Title:	Authorized Signatory

Ares ND Credit Strategies Fund LLC, as an Additional Delayed Draw Term Lender
By: Ares Capital Management LLC, its account manager

By:	/s/ Scott Lem
Name:	Scott Lem
Title:	Authorized Signatory

ARES CREDIT STRATEGIES INSURANCE DEDICATED FUND
SERIES INTERESTS OF SALI MULTI-SERIES FUND, L.P., as an Additional Delayed Draw Term Lender
By: Ares Management LLC, its investment subadvisor
By: Ares Capital Management LLC, as subadvisor

[Signature Page to EverCommerce First Amendment]

By:	/s/ Scott Lem
Name:	Scott Lem
Title:	Authorized Signatory

ARES SENIOR DIRECT LENDING MASTER FUND DESIGNATED ACTIVITY COMPANY, as an Additional Delayed Draw Term Lender
By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
Name:	Scott Lem
Title:	Authorized Signatory

ARES SENIOR DIRECT LENDING PARALLEL FUND (L), L.P., as an Additional Delayed Draw Term Lender
By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
Name:	Scott Lem
Title:	Authorized Signatory

ARES SENIOR DIRECT LENDING PARALLEL FUND (U), L.P., as an Additional Delayed Draw Term Lender
By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
Name:	Scott Lem
Title:	Authorized Signatory

ARES SDL HOLDINGS (U) INC., as an Additional Delayed Draw Term Lender
By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
Name:	Scott Lem
Title:	Authorized Signatory

[Signature Page to EverCommerce First Amendment]

ARES SFERS CREDIT STRATEGIES FUND LLC, as an Additional Delayed Draw Term Lender
By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
Name:	Scott Lem
Title:	Authorized Signatory

CHIMNEY TOPS LOAN FUND, LLC, as an Additional Delayed Draw Term Lender
By: Ares Capital Management LLC, its account manager

By:	/s/ Scott Lem
Name:	Scott Lem
Title:	Authorized Signatory

ARES DIRECT FINANCE I LP, as an Additional Delayed Draw Term Lender
By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
Name:	Scott Lem
Title:	Authorized Signatory

AC AMERICAN FIXED INCOME IV, L.P., as an Additional Delayed Draw Term Lender
By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
Name:	Scott Lem
Title:	Authorized Signatory

FEDERAL INSURANCE COMPANY, as an Additional Delayed Draw Term Lender
By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
Name:	Scott Lem
Title:	Authorized Signatory

[Signature Page to EverCommerce First Amendment]

GREAT AMERICAN INSURANCE COMPANY, as an Additional Delayed Draw Term Lender
By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

GREAT AMERICAN LIFE INSURANCE COMPANY, as an Additional Delayed Draw Term Lender
By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

BOWHEAD IMC LP, as an Additional Delayed Draw Term Lender
By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

ARES DIVERSIFIED CREDIT STRATEGIES FUND (S), L.P., as an Additional Delayed Draw Term Lender
By: Ares Capital Management LLC, its investment manager
By: Ares Capital Management LLC, its sub-advisor

By:	/s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

[Signature Page to EverCommerce First Amendment]

AO MIDDLE MARKET CREDIT L.P., as an Additional Delayed Draw Term Lender
By:	/s/ K. Patel
	Name:	K. Patel
	Title:	Director

By:	/s/ Jeremy Ehrlich
	Name:	Jeremy Ehrlich
	Title:	Director

[Signature Page to EverCommerce First Amendment]

KKR CORPORATE LENDING LLC, as an Additional Delayed Draw Term Lender

By:	/s/ John Knox
	Name:	John Knox
	Title:	Chief Financial Officer